UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2012

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.
Amended and Restated LNG Sale and Purchase Agreement
On January 26, 2012, Cheniere Energy Partners, L.P. (“Cheniere Partners”), a majority owned subsidiary of Cheniere Energy, Inc., issued a press release announcing the signing of an Amended and Restated LNG Sale and Purchase Agreement (the “Amended and Restated SPA”) between Sabine Pass Liquefaction, LLC, a subsidiary of Cheniere Partners (“Sabine Liquefaction”), and BG Gulf Coast LNG, LLC (“BG”), an affiliate of BG Energy Holdings Limited (“BG Parent”). The Amended and Restated SPA amends the LNG Sale and Purchase Agreement entered into on October 25, 2011 (the “Original SPA”) between Sabine Liquefaction and BG to provide that:

•
Sabine Liquefaction will sell and make available for delivery, and BG will take and pay for, cargoes of liquefied natural gas (“LNG”) with an annual contract quantity of 286,500,000 MMBtu (equivalent to approximately 5.5 million tonnes per annum (“mtpa”)).

•
BG will pay Sabine Liquefaction a fixed sales charge of $2.25 per MMBtu for 182,500,000 MMBtu of the annual contract quantity that commences with the date of first commercial delivery for the first liquefaction train. In addition, BG will pay Sabine Liquefaction a fixed sales charge of $3.00 per MMBtu for the remaining 104,000,000 MMBtu of the annual contract quantity with respect to the second, third and fourth liquefaction trains. The fixed sales charge is payable regardless of whether BG purchases any cargoes of LNG. The fixed sales charge will be paid ratably on a monthly basis, and approximately $0.34 per MMBtu of the fixed sales charge will be subject to annual adjustment for inflation.

•
The LNG delivery, take, payment and related obligations with respect to: (i) 182,500,000 MMBtu will commence on the date of first commercial delivery for the first liquefaction train (as determined in accordance with the Amended and Restated SPA); (ii) 36,500,000 MMBtu will commence on the date of first commercial delivery for the second liquefaction train (the “Train 2 Tranche”); (iii) 34,000,000 MMBtu will commence on the date of first commercial delivery for the third liquefaction train (the “Train 3 Tranche”) and (iv) 33,500,000 MMBtu will commence on the date of first commercial delivery for the fourth liquefaction train (the “Train 4 Tranche”). For each of the second, third and fourth liquefaction trains, the date of first commercial delivery is the first day of the month following the later of : (i) the date designated for the first commercial delivery of LNG for such train and (ii) the date on which such train is commercially operable (as determined in accordance with the Amended and Restated SPA).

•
If Sabine Liquefaction does not make a positive final investment decision to proceed with construction of the second liquefaction train and related facilities on or prior to June 30, 2013, either party may cancel all, but not less than all, of the Train 2 Tranche, the Train 3 Tranche and the Train 4 Tranche, collectively. If Sabine Liquefaction does not make a positive final investment decision to proceed with construction of the third liquefaction train and related facilities on or prior to June 30, 2013, either party may cancel all, but not less than all, of the Train 3 Tranche and the Train 4 Tranche, collectively. If Sabine Liquefaction does not make a positive final investment decision to proceed with construction of the fourth liquefaction train and related facilities on or prior to June 30, 2013, either party may cancel the Train 4 Tranche.

•	If the second, third or fourth liquefaction train does not timely commence operations, BG may terminate the Train 2 Tranche, the Train 3 Tranche or the Train 4 Tranche, respectively.

•
Sabine Liquefaction will designate the date for the first commercial delivery of LNG for the (i) second and third liquefaction trains within the 180-day period commencing 59 months after a positive final investment decision has been made to proceed with construction of each such train and the respective related facilities and (ii) fourth liquefaction train within the 180-day period commencing 68 months after a positive final investment decision has been made to proceed with construction of the fourth liquefaction train and related facilities.

The following is a summary of the material terms of the Amended and Restated SPA and reflects the foregoing amendments to the Original SPA:

•
Sabine Liquefaction will sell and make available for delivery, and BG will take and pay for, cargoes of LNG with an annual contract quantity of 286,500,000 MMBtu (equivalent to approximately 5.5 mtpa).

•
BG will pay Sabine Liquefaction a fixed sales charge of $2.25 per MMBtu for 182,500,000 MMBtu of the annual contract quantity that commences with the date of first commercial delivery for the first liquefaction train. In addition, BG will pay Sabine Liquefaction a fixed sales charge of $3.00 per MMBtu for the remaining 104,000,000 MMBtu of the annual contract quantity with respect to the second, third and fourth liquefaction trains. The fixed sales charge is payable regardless of whether BG purchases any cargoes of LNG. The fixed sales charge will be paid ratably on a monthly basis, and approximately $0.34 per MMBtu of the fixed sales charge will be subject to annual adjustment for inflation.

•
BG will also pay Sabine Liquefaction a contract sales price for each MMBtu of LNG delivered under the Amended and Restated SPA. The contract sales price will be equal to 115% of the final settlement price for the New York Mercantile Exchange Henry Hub natural gas futures contract for the month in which the relevant cargo is scheduled.

•
BG will have the right to cancel all or any part of a scheduled cargo of LNG by a timely advance notice, in which case BG will continue to be obligated to pay the full monthly fixed sales charge but will forfeit its right to receive the cancelled quantity and will not be obligated to pay the contract sales price for the forfeited quantity.

•	BG Parent has irrevocably guaranteed BG's payment obligations under the Amended and Restated SPA.

•
The LNG delivery, take, payment and related obligations with respect to: (i) 182,500,000 MMBtu will commence on the date of first commercial delivery for the first liquefaction train (as determined in accordance with the Amended and Restated SPA); (ii) 36,500,000 MMBtu will commence on the date of first commercial delivery for the second liquefaction train; (iii) 34,000,000 MMBtu will commence on the date of first commercial delivery for the third liquefaction train and (iv) 33,500,000 MMBtu will commence on the date of first commercial delivery for the fourth liquefaction train. For each of the second, third and fourth liquefaction trains, the date of first commercial delivery is the first day of the month following the later of: (i) the date designated for the first commercial delivery of LNG for such train and (ii) the date on which such train is commercially operable (as determined in accordance with the Amended and Restated SPA).

•
The LNG delivery, payment and related provisions of the SPA will have a 20-year term, commencing on the date designated for the first commercial delivery of LNG for the first liquefaction train. BG will have the right to extend the 20-year term for an additional period of up to 10 years.

•	The obligations of Sabine Liquefaction to proceed with the liquefaction project under the

•	Amended and Restated SPA will become effective when the following conditions have been satisfied or waived:

◦	Sabine Liquefaction has received all regulatory approvals required for construction and operation of its first LNG liquefaction train and related facilities in Cameron Parish, Louisiana;

◦	Sabine Liquefaction has secured the necessary financing arrangements to construct and operate its first liquefaction train and related facilities;

◦	Sabine Liquefaction has taken a positive final investment decision to proceed with construction of its first LNG liquefaction train and related facilities;

◦	Sabine Liquefaction has in effect certain other agreements facilitating the actions contemplated by the Amended and Restated SPA; and

◦	specified regulatory authorizations are in effect permitting Sabine Liquefaction to export LNG from the United States.

•
If Sabine Liquefaction does not make a positive final investment decision to proceed with construction of the second liquefaction train and related facilities on or prior to June 30, 2013, either party may cancel all, but not less than all, of the Train 2 Tranche, the Train 3 Tranche and the Train 4 Tranche, collectively. If Sabine Liquefaction does not make a positive final investment decision to proceed with construction of the third liquefaction train and related facilities on or prior to June 30, 2013, either party may cancel all, but not less than all, of the Train 3 Tranche and the Train 4 Tranche, collectively. If Sabine Liquefaction does not make a positive final investment decision to proceed with construction of the fourth liquefaction train and related facilities on or prior to June 30, 2013, either party may cancel the Train 4 Tranche.

•	If the second, third or fourth liquefaction train does not timely commence operations, BG may terminate the Train 2 Tranche, the Train 3 Tranche or the Train 4 Tranche, respectively.

•
Sabine Liquefaction will designate the date for the first commercial delivery of LNG for the (i) first liquefaction train within the 180-day period commencing 50 months after the date the conditions to the obligations of Sabine Liquefaction to proceed with the liquefaction project have been satisfied or waived, (ii) second and third liquefaction trains within the 180-day period commencing 59 months after a positive final investment decision has been made to proceed with construction of each such train and the respective related facilities and (iii) fourth liquefaction train within the 180-day period commencing 68 months after a positive final investment decision has been made to proceed with construction of the fourth liquefaction train and related facilities.

BG would have the right to terminate the Amended and Restated SPA if Sabine Liquefaction declared an event of force majeure (as defined and provided in the Amended and Restated SPA, including certain changes to the export authorizations): (i) with respect to a period that had continued uninterrupted or was reasonably projected by Sabine Liquefaction to extend for 24 months and that had resulted or was reasonably projected by Sabine Liquefaction to result in a 50 percent or greater reduction in the annual contract quantity of LNG available to BG during that period; or (ii) one or more times and the interruptions from such force majeure events aggregated 24 or more months during any 36-month period and resulted in a 50 percent or greater reduction in the annual contract quantity of LNG available to BG during that period. BG would also have the right to terminate the Amended and Restated SPA if, among other things: (i) BG declared an event of force majeure (as defined and provided in the SPA) with respect to governmental approvals and other specified matters and such force majeure continued for a period of 24 months and resulted in a reduction in the quantity of LNG that BG was able to take equal to or greater than 50% of the annual contract quantity during that period; (ii) Sabine Liquefaction failed to make available to BG a series of two or more consecutive cargoes with scheduled cargo quantities totaling 12% or more of the then applicable annual contract quantity or two or more cargoes during any 12-month period with scheduled cargo quantities totaling 35% or more of the then applicable annual contract quantity; or (iii) the first LNG train had not commenced commercial operations at the Sabine Liquefaction facility within 180 days after the date designated for the first commercial delivery. During any event of force majeure declared by BG or Sabine Liquefaction, BG will continue to be obligated to pay the fixed sales charge subject to reduction under certain circumstances.
Sabine Liquefaction would have the right to terminate the Amended and Restated SPA if: (i) the guaranty provided by BG Parent or a successor guarantor ceased to be in effect for longer than 10 business days; (ii) BG or its guarantor failed to execute certain agreements with financial lenders; (iii) BG failed to comply with applicable trade laws; or (iv) BG violated provisions of the Amended and Restated SPA restricting parties to which LNG can be marketed and sold.

Either party would have the right to terminate the Amended and Restated SPA if: (i) a bankruptcy event (as defined in the SPA) occurred with respect to the other party; (ii) the other party failed to pay amounts due under the Amended and Restated SPA in excess of US$20 million; (iii) the other party's business practices caused it to violate certain applicable laws; or (iv) the conditions to the commencement of the 20-year term specified in the Amended and Restated SPA were not satisfied or waived by December 31, 2012, or a later date if so agreed by BG and Sabine Liquefaction.
Under the Amended and Restated SPA, Sabine Liquefaction and BG will be responsible for their respective taxes, and each may assign the Amended and Restated SPA in its entirety to its respective affiliates. Other assignments are permitted only with consent as provided in the Amended and Restated SPA.
The descriptions of material terms of the Amended and Restated SPA set forth above are not complete, are subject to further provisions (including exceptions, qualifications and alternatives), and are qualified in their entirety by reference to the full text of the Amended and Restated SPA, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 8.01    OTHER EVENTS.
A copy of the press release relating to the Amended and Restated SPA is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Information included on Cheniere Partners' website is not incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.
d) Exhibits

Exhibit
Number	Description

10.1*
Amended and Restated LNG Sale and Purchase Agreement (FOB), dated January 25, 2012, between Sabine Pass Liquefaction, LLC (Seller) and BG Gulf Coast LNG, LLC (Buyer). (Incorporated by reference to Exhibit 10.1 to Cheniere Partners' Current Report on Form 8-K (SEC File No. 001-33366), filed on January 26, 2012)

99.1*	Press Release, dated January 26, 2012. (Incorporated by reference to Exhibit 99.1 to Cheniere Partners' Current Report on Form 8-K (SEC File No. 001-33366), filed on January 26, 2012)

* Incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	January 26, 2012	By:	/s/ Meg A. Gentle
			Name:	Meg A. Gentle
			Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1*
LNG Sale and Purchase Agreement (FOB), dated January 25, 2012, between Sabine Pass Liquefaction, LLC (Seller) and BG Gulf Coast LNG, LLC (Buyer). (Incorporated by reference to Exhibit 10.1 to Cheniere Partners' Current Report on Form 8-K (SEC File No. 001-33366), filed on January 26, 2012)

99.1*	Press Release, dated January 26, 2012. (Incorporated by reference to Exhibit 99.1 to Cheniere Partners' Current Report on Form 8-K (SEC File No. 001-33366), filed on January 26, 2012)

* Incorporated by reference herein.